UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 7, 2011

ENTEROLOGICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-164956 (Commission File Number)	80-0504940 (IRS Employer Identification No.)

1264 University Avenue West, Suite 404
St. Paul, Minnesota 55104
(Address of Principal Executive Offices, Zip Code)

(516) 303-8181
(Registrant's telephone number, including area code)

____________________________________________________
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement

On January 7, 2011, Enterologics, Inc., a Nevada corporation (the “Company”), entered into a letter agreement with Surge Partners, Ltd. (“Surge) for a loan commitment from Surge of up to $50,000.  On January 7, 2011 the Company borrowed an initial $20,000 and issued a promissory note (the “Note”) to Surge.

The Note is unsecured and bears interest at 5% per annum.  Principal and accrued interest under the Note are due and payable on the earlier of September 7, 2011 or the date the Company receives proceeds from the sale of its securities in a private offering or through an effective registration statement.  The Company may prepay all or any portion of the principal and interest under the Note at any time without penalty or premium. If an event of default (as such term is described in the Note) occurs all principal and accrued interest under the Note will become immediately due and payable. Additional loans (up to $30,000), may be requested by the Company upon seven business days notice which Surge agrees to fund as soon as practicable.  All future loans will be evidenced by promissory notes and will have a six-month term.

In consideration of the $50,00 loan commitment, we issued 500,000 shares of our common stock to Surge. Surge has waived its piggyback registration rights under the Note.

The Note and 500,000 shares were issued in reliance on an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended.

For all the terms and conditions of the letter agreement and the Note, reference is hereby made to such letter agreement and Note, annexed hereto as Exhibits 10.5 and 10.6, respectively.  All statements made herein concerning the foregoing letter agreement and Note are qualified by reference to said Exhibits.

Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The  disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 2.03.

Section 3 – Securities and Trading Markets
Item 3.02  Unregistered Sales of Equity Securities

The  disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

Section 8 – Other Events
Item 8.01 Other Events

The disclosure set forth above under Item 1.01 (Entry Into a Material Definitive Agreement) is hereby incorporated by reference into this Item 8.01.

Section 9-Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.5	Letter Agreement between Enterologics, Inc. and Surge Partners, Ltd., dated January 7, 2011

10.6	Promissory Note, dated January 7, 2011 issued to Surge Partners, Ltd.

10.7	Waiver

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROLOGICS, INC.

By:	/s/ Robert Hoerr
Name:	Robert Hoerr
Title:	President

Date:  January 17, 2011